SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant: [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Sonoma Valley Bancorp
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1)  Title of each class of securities to which transaction applies:
             _______________________________
         2)  Aggregate number of securities to which transaction applies:
             _______________________________
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
             __________________________
         4)  Proposed maximum aggregate value of transaction: ______________
         5)  Total fee paid: ___________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,
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         1)  Amount Previously Paid: ________________________________
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         3)  Filing Party: __________________________________________
         4)  Date Filed: ___________________________________________


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                              SONOMA VALLEY BANCORP
                         ANNUAL MEETING OF SHAREHOLDERS
                             WEDNESDAY, MAY 14, 2003

To the Shareholders of Sonoma Valley Bancorp:

     Sonoma Valley Bancorp wishes to clarify that the Annual Meeting of Shareholders will be held on Wednesday, May 14, 2003, at 6:00 p.m., at Ramekins Culinary School, 450 West Spain Street, Sonoma, California 95476. Unfortunately, some of the information contained in the Proxy Statement we sent you inadvertently referred to inconsistent dates for the meeting. We urge you to read the Proxy Statement and if you need an additional copy of the Proxy Statement or proxy card please call us at (707) 935-3200.

                                      Sincerely,


                                      /S/ SUZANNE BRANGHAM
                                      Suzanne Brangham,
                                      Secretary